UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 7, 2008
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)


               DELAWARE                  000-51290          52-1841431
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    (State or other jurisdiction        (Commission       (IRS Employer
          of incorporation)             File Number)    Identification No.)


       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
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    (Address of principal executive offices)                    (Zip Code)


       (914) 606-3500 (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


      On January 5, 2008, the Compensation Committee (the "Committee") of the Board of Directors of EpiCept Corporation, a Delaware corporation (the "Company") authorized cash bonuses for 2007, and salary increases, retroactive to January 1, 2008, for certain of the Company's named executive officers. The salary increases went into effect on January 7, 2008.

      In addition, the Committee approved the grant of options to purchase shares of EpiCept common stock pursuant to EpiCept's 2005 Equity Incentive Plan (the "2005 Plan") and the grant of restricted stock units pursuant to the 2005 Plan, to certain of the Registrant's named executive officers. The stock options have a ten year term, an exercise price of $1.34 per share (the closing price of the Company's common stock on January 7, 2008, the grant date), and will vest ratably on a monthly basis over the four year vesting period. The restricted stock units were granted on January 7, 2008, and have a four year vesting period, provided the grantee's employment has not terminated prior to such vesting date.

      The 2007 bonuses, 2008 base salaries, option grants and restricted stock unit grants for certain of the Company's named executive officers are as follows:

John V. Talley, President and Chief Executive Officer - $200,000 bonus, $435,000 base salary for 2008, options to purchase 350,000 shares of the Company's common stock, and 87,500 restricted stock units;

Robert W. Cook, Chief Financial Officer and Senior Vice President, Finance and Administration - $65,000 bonus, $270,400 base salary for 2008, options to purchase 127,700 shares of the Company's common stock, and 31,900 restricted stock units;

Stephane Allard, Chief Medical Officer - $52,083 bonus, $270,000 base salary for 2008, options to purchase 127,700 shares of the Company's common stock, and 31,900 restricted stock units;

Ben Tseng, Chief Scientific Officer - $62,500 bonus, $270,000 base salary for 2008, options to purchase 127,700 shares of the Company's common stock, and 31,900 restricted stock units;

Dileep Bhagwat, Senior Vice President, Pharmaceutical Development - $93,750 bonus, $270,000 base salary for 2008, options to purchase 127,700 shares of the Company's common stock, and 31,900 restricted stock units; and

Michael Chen, Vice President, Global Business Development - $28,750 bonus, $237,000 base salary for 2008, options to purchase 50,000 shares of the Company's common stock, and 12,500 restricted stock units.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EPICEPT CORPORATION


                                        /s/ Robert W. Cook
                                        ------------------------------------
                                        Name:  Robert W. Cook
                                        Title: Chief Financial Officer

Date:  January 11, 2008























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